EXHIBIT 10.38
-------------

             FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
             ---------------------------------------------

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 20th day of July, 2001, by and among CPI CORP., a Delaware corporation (the "Borrower"), FIRSTAR BANK, N.A. (which is the successor by merger to Firstar Bank Missouri, National Association) and COMMERCE BANK, NATIONAL ASSOCIATION (collectively, the "Banks") and FIRSTAR BANK," N.A. (which is the successor by merger to Firstar Bank Missouri, National Association), as agent for the Banks (in such capacity, the "Agent").

                               WITNESSETH:
                               -----------

     WHEREAS, Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement dated as of June 27, 2000 (the "Revolving Credit Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Revolving Credit Agreement as amended by this Amendment); and

     WHEREAS, Borrower, the Banks and the Agent desire to amend the Revolving Credit Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     1. All references in the Revolving Credit Agreement and the other Transaction Documents to Firstar Bank Missouri, National Association and any other references of similar import shall henceforth mean Firstar Bank, N.A. (which is the successor by merger to Firstar Bank Missouri, National Association).

     2.   The definition of "Consolidated EBITDA" set forth in
Section 1.10 of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "CONSOLIDATED EBITDA shall mean, for the period in question, the sum of (a) Consolidated Net Income during such period PLUS (b) to the extent deducted in determining such Consolidated Net Income (but without duplication), the sum of
     (i) Consolidated Interest Expense during such period, PLUS
     (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred), PLUS (iii) all depreciation and amortization expenses of Borrower and its Subsidiaries during such period, plus (iv) any extraordinary losses during such period PLUS (v) any losses from the sale or other disposition of Property other than in the ordinary course of business during such period (excluding, however, any losses incurred during such period as a result of the write-down of any assets of Prints Plus) PLUS (vi) any losses incurred during such period for or in connection with litigation and/or transaction costs related to the failed merger between Borrower and American Securities Capital Partners (provided, however, that the maximum amount of such losses which Borrower may add back for purposes of this definition of EBITDA shall not exceed $10,000,000.00 in the aggregate for all periods) MINUS (c) to the extent added in determining such Consolidated Net Income (but without duplication), the sum of (i) any extraordinary gains during such period PLUS (ii) any gains from the sale or other disposition of Property other than in the ordinary course of business during such period, all determined on a consolidated basis and in accordance with GAAP."

     3. The definition of "Consolidated Fixed Charges" set forth in Section 1.10 of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "CONSOLIDATED FIXED CHARGES shall mean, for the period in question, the sum of (a) the aggregate amount of all principal payments required to be made by Borrower and its Subsidiaries on all Debt during such period (including the principal portion of payments in respect of Capitalized Leases but excluding principal payments on the Loans), plus (b) Consolidated Interest Expense during such period,

                               1

     PLUS (b) Consolidated Operating Lease Expense during such period, PLUS (d) the lesser of (i) all Capital Expenditures made by Borrower and its Subsidiaries during such period
     (net of any Debt incurred by Borrower or such Subsidiary (other than Loans) to finance such Capital Expenditure) or
     (ii) $10,000,000.00 plus (e) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred) PLUS (f) all dividends paid by Borrower on or with respect to any of its capital stock during such period, all determined on a consolidated basis and in accordance with GAAP."

     4.   Sections 5.02(o)(i) and 5.02(o)(ii) of the Revolving
Credit Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

          "(i) MINIMUM CONSOLIDATED EBITDA. Borrower will have a Consolidated EBITDA of at least $39,000,000.00 during each four (4) consecutive fiscal quarter period of Borrower commencing with the four (4) consecutive fiscal quarter period ending July 21, 2001.

          (ii) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE2 RATIO. Borrower will have a Consolidated Fixed Charge Coverage Ratio of at least 1.15 to 1.0 for each four (4) consecutive fiscal quarter period of Borrower commencing with the four
     (4) consecutive fiscal quarter period ending July 21, 2001."

     5. Section 5.02(o)(iv) of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "(iv)     MINIMUM CONSOLIDATED NET WORTH.  Borrower will,
     as of the last day of each fiscal quarter of Borrower, have a Consolidated Net Worth of at least the sum of (i) $50,000,000.00 PLUS (ii) Fifty Percent (50%) of Consolidated Net Income (with no deductions for losses) for each fiscal quarter of Borrower ending on or after July 21, 2001, such required increases to be cumulative for each such fiscal quarter."

     6. EXHIBIT G attached to the Revolving Credit Agreement is hereby deleted in its entirety and the Exhibit G attached to this Amendment is substituted in lieu thereof.

     7. Borrower hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with the Agent and the Banks (collectively, the "Loan Documents"). Borrower further agrees to pay or reimburse the Agent and the Banks for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Revolving Credit Agreement.

     8. All references in the Revolving Credit Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Revolving Credit Agreement as amended by this Amendment.

     9. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Revolving Credit
Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     10. This Amendment shall be binding upon and inure to the benefit of Borrower, the Banks and the Agent and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Revolving Credit Agreement as amended by this Amendment.

                               2

     11. Borrower hereby represents and warrants to the Agent and each of the Banks that:
          (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent or approval of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property or assets is bound or to which Borrower or any of its Property or assets is subject;

          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (d) all of the representations and warranties made by Borrower and/or any other Obligor in the Revolving Credit Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

          (e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Revolving Credit Agreement has occurred and is continuing.

     12. In the event of any inconsistency or conflict between this Amendment and the Revolving Credit Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

     13. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri
(without reference to conflict of law principles).

     14. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE REVOLVING CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH REVOLVING CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS AMONG BORROWER, THE BANKS AND THE AGENT, EXCEPT AS BORROWER, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

     15. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

                               3

          (a) this Amendment, duly executed by Borrower and each of the Banks;

          (b) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment;

          (c) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Amendment; and

          (d) certificates of corporate good standing of Borrower issued by the Secretaries of States of the States of Delaware and Missouri.

     IN WITNESS WHEREOF, Borrower, the Banks and the Agent have executed this First Amendment to Revolving Credit Agreement as of the 20th day of July, 2001.












                         CPI CORP.
                         By /s/ Barry Arthur
                            ----------------
                         Title: Executive Vice President, Finance
                                ---------------------------------

                         FIRSTAR BANK, N.A.
                         By /s/_Joseph L. Sooter,Jr.
                            ------------------------
                         Title: Vice President
                                --------------

                         COMMERCE BANK, NATIONAL ASSOCIATION
                         By /s/ Robert M. Sander
                            --------------------
                         Title: Assistant Vice President
                                ------------------------

                         FIRSTAR BANK, N.A., as Agent
                         By /s/ Joseph L. Sooter, Jr.
                            -------------------------
                         Title: Vice President
                                --------------

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EXHIBIT G

[Date]

Firstar Bank, N.A., as Agent
One Firstar Plaza
12th Floor
St. Louis, Missouri  63101

The Banks from time to time party to the Revolving Credit Agreement referred to below

Ladies and Gentlemen:

     Reference is hereby made to that certain Revolving Credit Agreement dated as of June 27, 2000, by and among the undersigned, the Banks from time to time parties thereto and Firstar Bank, N.A. (which is the successor by merger to Firstar Bank Missouri, National Association), as Agent for the Banks, as the same may from time to time be amended, modified, extended, renewed or restated (the "Revolving Credit Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Revolving Credit Agreement.

     The undersigned hereby certifies to you that:

     (a) except as set forth below, all of the representations and warranties made by Borrower and/or any other Obligor in the Revolving Credit Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof:

     Exceptions:                                           ;

     (b) except as set forth below, no Default or Event of Default under or within the meaning of the Revolving Credit Agreement has occurred and is continuing:

     Exceptions:

                                                            ;

     (c) the financial statements of Borrower and its Subsidiaries delivered to you with this letter are true, correct and complete and have been prepared in accordance with generally accepted accounting principles consistently applied; and

     (d)  Schedule 1 to this letter is a determination of
Borrower's compliance with the financial covenants set forth in
Section 5.01(o) of the Revolving Credit Agreement as of         ,
  , in each case calculated in accordance with the Revolving Credit
Agreement.



                         Very truly yours,

                         CPI CORP.

                         By /s/ Barry Arthur
                            ----------------
                         Title: Executive Vice President, Finance
                                ---------------------------------











































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                          SCHEDULE 1
                          ----------

             FINANCIAL COVENANT COMPLIANCE SCHEDULE
             --------------------------------------

A.   MINIMUM CONSOLIDATED EBITDA
     (for the four consecutive fiscal quarter period
     of Borrower ended        , 20 )
1.   Consolidated Net Income                        $
2.   Consolidated Interest Expense                  $
3.   Consolidated income tax expense                $
4.   Consolidated depreciation and amortization
     expense                                        $
5.   Extraordinary non-cash losses                  $
6.   Losses from the sale or other disposition of
     Property other than in the ordinary course of
     business (excluding, however, any losses
     incurred during such period as a result of
     the write-down of any assets of Prints Plus)   $
7.   Any losses incurred during such period for or
     in connection with litigation and/or
     transaction costs related to the failed merger
     between Borrower and American Securities
     Capital Partners                               $
8.   Extraordinary non-cash gains                   $
9.   Gains from the sale or other disposition of
     Property other than in the ordinary course of
     Business                                       $
10.  Consolidated EBITDA [Line A.1 plus Line A.2
     PLUS Line A.3 PLUS Line A.4 PLUS Line A.5 PLUS
     Line A.6 PLUS Line A.7 MINUS Line A.8 MINUS
     Line A.9]                                      $
11.  Minimum Consolidated EBITDA required by
     Section 5.01(o)(i)                             $39,000,000.00

     IN COMPLIANCE: YES ___  ; NO ___.

B.   MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO
     (for the four consecutive fiscal quarter period
     of Borrower ended        ,    )
1.   Consolidated EBITDA [Line A.10 above]          $
2.   Consolidated Operating Lease Expense           $
3.   Consolidated EBITDAR [Line B.1 plus Line B.2]  $
4.   Required principal payments on Debt (including
     the principal portion of payments in respect
     of Capitalized Leases but excluding principal
     Payments on the Loans)                         $
5.   Consolidated Interest Expense                  $
6.   Consolidated Operating Lease Expense           $




7.   Lesser of (a) Capital Expenditures (net of any
     Debt (other than Loans) incurred to finance
     such Capital Expenditures) and (b)
     $10,000,000.00                                 $
8.   Consolidated income tax expense                $
9.   Dividends                                      $
10.  Consolidated Fixed Charges [Sum of Line B.4
     PLUS Line B.5 PLUS Line B.6 PLUS Line B.7
     PLUS Line B.8 plus Line B.9]                   $
11.  Consolidated Fixed Charge Coverage Ratio
     [Line B.3 DIVIDED by Line B.10]                --- to 1.0
12.  Minimum Consolidated Fixed Charge Coverage
     Ratio required by Section 5.01(o)(ii)          1.15 to 1.0

     IN COMPLIANCE: YES ___;  NO ___ .

                               6

C.   MAXIMUM CONSOLIDATED DEBT TO CONSOLIDATED EBITDA RATIO
     (as of         , 20 )
1.   Consolidated Debt                              $
2.   Consolidated EBITDA [Line A.10 above]          $
3.   Consolidated Debt to Consolidated EBITDA Ratio
     [Line C.1 DIVIDED by Line C.2]                 ___ to 1.0
4.   Maximum Consolidated Debt to Consolidated
     EBITDA Ratio permitted by Section 5.01(o)(iii) ___ to 1.0

     IN COMPLIANCE: YES ___;  NO ___ .

D.   MINIMUM CONSOLIDATED NET WORTH
     (as of         , 20 )
1.   Consolidated Net Worth                         $
2.   Minimum Consolidated Net Worth required by
     Section 5.01(o)(iv) [$50,000,000.00 PLUS 50%
     of Consolidated Net Income (with no deductions
     for losses) for each fiscal quarter of Borrower
     ending on or after July         , 2001] (such
     required increases to be cumulative for each
     such fiscal quarter)                           $

     IN COMPLIANCE: YES ___ ;  NO ___ .

E.   MAXIMUM CAPITAL EXPENDITURES
     (for the prior beginning           , 20 ,
     and ending          , 20 )
1.   Total Capital Expenditures for current Fiscal
     Year-to-Date                                   $
4.   Maximum Capital Expenditures permitted by
     Section 5.02(o)(v)                             $30,000,000.00

     IN COMPLIANCE: YES ___  ;  NO ___ .

                               7